Exhibit 99.1

NEWS RELEASE

Global Crossing Airlines Announces $32.5M in Revenue for Q1

with Adjusted EBITDAR of $2.5M

Reaffirms Revenue Forecast over $140M in 2023

May 10, 2023

MIAMI, FL (GLOBE NEWSWIRE) — Global Crossing Airlines Group, Inc. (JET: NEO; JET.B: NEO; JETMF: OTCQB) (the “Company” or “GlobalX”) today reported first quarter 2023 financial results. All figures are in United States dollars.

First Quarter 2023 Financial Results

Total operating revenue for Q1 2023 was $32.2 million. This represents an increase of $15.8 million or 96.3% when compared to Q1 2022. In addition, GlobalX operated 3,134 revenue block hours in Q1 2023 representing an 81% increase over the number of block hours operated in Q1 2022.

Q1 2023 results on an Adjusted EBITDAR(1) basis were $2.5 million, an Adjusted EBITDA(1) basis of approximately ($2.9) million and Adjusted EPS(1) of $(0.07). The Company’s financial results were negatively impacted by a number of factors, including: (i) accelerated cockpit crew hiring and training to prepare for a busy 2023 summer schedule resulting in an increase of approximately $1.4 million in training expenses; (ii) the deferral of a major US government contract from January to May, which represented approximately $6 million in revenue; (iii) continued delay in delivery of our first A321 freighter which resulted in lost revenue of approximately $1.5 million; (iv) uncontrollable delays of passenger aircraft from heavy maintenance resulting in 171 days of available aircraft time; and (v) the incurrence of cargo related expenses in anticipation of A321F revenue hours in Q1 which were not flown. The Company expects compensation from third parties to be paid to us because of the late deliveries which it expects to receive in 2023 of approximately $2.25 million.

Ed Wegel, Chair and CEO of the Company stated “Q1 is traditionally the lowest revenue quarter of the year. Our team performed exceedingly well in a tough operating environment with continued delivery delays of aircraft out of heavy maintenance and the deferral of certain government contracts. We finished all requirement for the major certifications we need to continue to grow, started revenue cargo operations, and built the infrastructure of people and systems to fly a very heavy flying schedule for the second half of 2023; specifically adding over 25 pilots and 36 flight attendants.”

2023 Update

Mr. Wegel added “The Company remains very bullish on 2023 with its cargo certification completed and its first A321 freighter having started revenue operations in Q1. The Company is also expecting the delivery of the second A321 freighter in late May, which will be operating in June. We expect full year revenue in 2023 of over of $140 million, with $65 million in revenue during the first half of the year. To date for all of 2023, we have contracted for 12,827 block hours and expect to contract an additional 10,000 hours subject to aircraft delivery dates. This compares to 10,615 block hours contracted in 2022.”

The Company’s current plan is to add up to four more A321Fs during the course of 2023.

Q1 Highlights

•	Received full operating approvals from the FAA to operate A321 freighters and placed into service its first A321 freighter.

•

Finished all requirements for the Company’s IATA IOSA certification, its Department of Defense certification and its EASA TCO, which will allow the Company to fully operate within Europe for summer 2023

•	Signed agreements with TUI-fly Netherlands, Allegiant, and RedWay Air out of Lincoln, Nebraska.

Liquidity

GlobalX ended the quarter with $14.7 million in current assets, an increase of $2.9 million compared to December 31, 2022.

Current liabilities increased from $27.9 million in 2022 to $34.1 million in Q1 2023 mainly due to an increase of deferred revenue for future flying, customer deposits and current portion of long-term operating leases due to the increase in the fleet size.

GlobalX is in discussions with third parties for additional capital in the form of debt, convertible debt, or equity to further invest in the business and facilitate the continued growth of the fleet, including the acquisition of additional leased aircraft, as well as for additional working capital.

Outlook

Guidance items provided in this release are based on Company’s current estimates and are not a guarantee of future performance. GlobalX is providing revenue guidance of over $140 million in revenue for 2023 based on a fleet of 9 passenger and 2 cargo aircraft, a 69% increase over 2022. Currently $104 million of this revenue is contracted. The Company will provide updated guidance as it takes delivery of additional aircraft to the current projected fleet of 9 passenger and 2 cargo aircraft.

(1)	Refer below to the section “Non-GAAP Financial Measures” for additional information.

Conference Call/Webcast Detail

GlobalX will be hosting a webinar on May 10th, 2023 to provide a business update and discuss the Q1 results.

When: May 10, 2023, 02:00 PM Eastern Time (US and Canada)

Topic: Global Crossing Airlines – Q1 2023 Earnings Release & Management Update

Register in advance for this webinar:

https://us02web.zoom.us/webinar/register/WN_rXhTf36US5-GiZy-zt5Zjw

After registering, you will receive a confirmation email containing information about joining the webinar.

For more information, please contact:

Ryan Goepel, Chief Financial Officer

Email: ryan.goepel@globalxair.com

Tel: 786.751.8503

JET: NEO	www.globalairlinesgroup.com	Page 2 of 8

GLOBAL CROSSING AIRLINES GROUP INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2023 (Unaudited)	December 31, 2022
Current Assets
Cash and cash equivalents	$2,200,686	$1,875,673
Restricted cash	$5,026,968	$3,585,261
Accounts receivable, net of allowance	$3,992,347	$2,664,174
Prepaid expenses and other current assets	$2,314,057	$2,193,449
Current assets held for sale	$1,149,893	$1,405,741

Total Current Assets	$14,683,951	$11,724,298
Property and equipment, net	$2,551,930	$2,441,288
Finance leases, net	$3,834,109	$2,710,899
Operating lease right-of-use assets	$42,314,668	$27,952,609
Deposits and other assets	$7,025,696	$6,334,878

Total Assets	$70,410,354	$51,163,973

Current liabilities
Accounts payable	$5,355,869	$4,997,080
Accrued liabilities	$11,485,746	$9,458,629
Deferred revenue	$5,477,557	$3,200,664
Customer deposits	$2,272,720	$1,617,337
Current portion of notes payable	$1,811,668	$1,810,468
Current portion of long-term operating leases	$7,271,902	$6,445,915
Current portion of finance leases	$461,867	$335,527

Total current liabilities	$34,137,329	$27,865,621
Other liabilities
Note payable	$7,831,750	$5,081,294
Long-term operating leases	$36,759,367	$23,189,835
Other liabilities	$3,305,093	$2,282,892

Total other liabilities	$47,896,210	$30,554,020
Commitments and Contingencies	$—	$—
Equity (Deficit)
Common stock - $.001 par value; 200,000,000 authorized; 56,298,351 and 53,440,482 issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	$56,297	$53,440
Additional paid-in capital	$32,475,526	$30,774,197
Retained deficit	$(44,155,008)	$(38,083,304)

Total stockholders’ equity (Deficit)	$(11,623,185)	$(7,255,667)

Total Liabilities and Equity (Deficit)	$70,410,354	$51,163,973

See accompanying notes to condensed consolidated financial statements.

JET: NEO	www.globalairlinesgroup.com	Page 3 of 8

GLOBAL CROSSING AIRLINES GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
Operating Revenue	$32,150,554	$16,380,011
Operating Expenses
Salaries, Wages, & Benefits	11,167,593	5,865,074
Aircraft Fuel	7,948,962	3,250,554
Maintenance, materials and repairs	1,558,724	1,190,823
Depreciation and amortization	443,139	23,312
Contracted ground and aviation services	4,852,811	2,955,576
Travel	2,253,833	1,295,110
Insurance	948,781	857,268
Aircraft Rent	5,644,028	3,359,674
Other	2,862,672	2,345,908

Total Operating Expenses	37,680,543	21,143,299
Operating Loss	(5,529,989)	(4,763,288)
Non-Operating Expenses
Interest Expense	541,715	16,214

Total Non-Operating Expenses	541,715	16,214

Loss before income taxes	(6,071,704)	(4,779,502)
Income tax expense	—	—

Net Loss	(6,071,704)	(4,779,502)
Loss per share:
Basic	$(0.11)	$(0.09)
Diluted	$(0.11)	$(0.09)
Weighted average number of shares outstanding	54,490,925	51,241,326

Fully diluted shares outstanding	54,490,925	51,241,326

See accompanying notes to condensed consolidated financial statements.

JET: NEO	www.globalairlinesgroup.com	Page 4 of 8

GLOBAL CROSSING AIRLINES GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(UNAUDITED)

	Common Stock Number of Shares	Amount	Additional Paid in Capital	Retained Deficit	Total
Beginning – January 1, 2022	51,237,876	$51,237	$26,456,900	$(22,262,307)	$4,245,830
Issuance of shares – warrants and options exercised	20,700	21	9,909	—	9,930
Warrants issued			2,130,642		2,130,642
Share based compensation on stock options or RSUs	—	—	382,612	—	382,612
Loss for the period	—	—	—	(4,779,502)	(4,779,502)

Ending – March 31, 2022	51,258,576	$51,258	$28,980,063	$(27,041,809)	$1,989,512

	Common Stock Number of Shares	Amount	Additional Paid in Capital	Retained Deficit	Total
Beginning – January 1, 2023	53,440,482	$53,440	$30,774,197	$(38,083,304)	$(7,255,667)
Issuance of shares – options exercised	150,000	$150	67,106	—	67,256
Issuance of shares - warrants exercised	2,499,453	$2,499	1,133,802	—	1,136,301
Issuance of shares - share based compensation on RSUs	208,416	$208	500,421	—	500,629
Loss for the period	—	—	—	(6,071,704)	(6,071,704)

Ending – March 31, 2023	56,298,351	$56,297	$32,475,526	$(44,155,008)	$(11,623,185)

See accompanying notes to condensed consolidated financial statements.

JET: NEO	www.globalairlinesgroup.com	Page 5 of 8

GLOBAL CROSSING AIRLINES GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For The Three Months Ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(6,071,704)	$(4,779,502)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	443,139	23,312
Bad debt expense (recovery)	(17,540)	—
Gain on sale of spare parts	(55,744)	—
Amortization of debt issue costs	250,457	—
Amortization of operating lease right of use asset	1,846,952	950,324
Share-based payments	500,630	382,612
Foreign exchange (gain) loss	1,200	—
Loss on sale of property	135,772	—
Interest on finance leases	93,009	—
Changes in assets and liabilities
Accounts receivable	(1,254,889)	275,953
Assets held for sale	255,848	—
Prepaid expenses and other current assets	(120,608)	(839,677)
Accounts payable	358,792	3,077,116
Accrued liabilities and other liabilities	4,803,034	729,211
Operating lease obligations	(2,017,874)	(731,312)
Other liabilities	154,651	—

Net cash used in operating activities	(694,875)	(911,963)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(306,618)	(273,031)
Deposits, deferred costs and other assets	(823,971)	(617,849)

Net cash used in investing activities	(1,130,589)	(890,880)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments to related party	—	(197,558)
Principal payments on finance leases	(111,373)	—
Proceeds on issuance of shares	1,203,557	9,930
Proceeds from note payable	2,500,000	5,925,529

Net cash provided by financing activities	3,592,184	5,737,901

Net increase in cash	1,766,720	3,935,058

Cash, cash equivalents and restricted cash - beginning of the period	5,460,934	7,994,001

Cash, cash equivalents and restricted cash - end of the period	$7,227,654	$11,929,059

Non-cash transactions
Right-of-use (ROU) assets acquired through operating leases	$16,209,011	—
Equipment acquired through finance leases	1,214,658	—

Cash paid for

Interest	$291,258	—
Taxes	—	—

See accompanying notes to condensed consolidated financial statements.

JET: NEO	www.globalairlinesgroup.com	Page 6 of 8

Non-GAAP Financial Measures

The Company evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (“GAAP”) and non-GAAP financial measures, including Adjusted operating expenses, Adjusted operating income (loss), Adjusted operating margin, Adjusted pre-tax income (loss), Adjusted pre-tax margin, Adjusted net income (loss), Adjusted diluted earnings (loss) per share, adjusted EBITDA and adjusted EBITDAR. These non-GAAP financial measures are provided as supplemental information to the financial information presented in this press release that is calculated and presented in accordance with GAAP and these non-GAAP financial measures are presented because management believes that they supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods.

Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to and are not intended to be considered in isolation or as a substitute for the related GAAP financial measures presented in the press release and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in the method of calculation and in the items being adjusted. We encourage investors to review our financial statements and other filings with the Securities and Exchange Commission in their entirety and not to rely on any single financial measure.

The information below provides an explanation of certain adjustments reflected in the non-GAAP financial measures and shows a reconciliation of non-GAAP financial measures reported in this press release (other than forward-looking non-GAAP financial measures) to the most directly comparable GAAP financial measures. Within the financial tables presented, certain columns and rows may not add due to the use of rounded numbers. Per unit amounts presented are calculated from the underlying amounts.

EBITDAR Reconciliation	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
Operating Loss	$(5,529,989)	$(4,763,288)
Depreciation and amortization	443,139	23,312

EBITDA	(5,086,850)	(4,739,976)
Share-based compensation	500,630	382,612
Pilots training	1,435,433	928,241
A321F lease accounting adj	240,000	—

Adjusted EBITDA	(2,910,787)	(3,429,123)
Aircraft Rent	5,404,028	3,359,674

Adjusted EBITDAR	$2,493,241	$(69,449)

Reconciliation of Net Loss to Adjusted EPS	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
Net Loss	$(6,071,704)	$(4,779,502)
Share-based compensation	500,630	382,612
Aircraft Cargo Pilots Training and Excess Wages	1,435,433	928,241
A321F lease accounting adj	240,000	—

Adjusted Net Loss	$(3,895,641)	$(3,468,649)

Weighted average number of shares outstanding	54,490,925	51,241,326

Adjusted EPS	$(0.07)	$(0.07)

JET: NEO	www.globalairlinesgroup.com	Page 7 of 8

About Global Crossing Airlines

GlobalX is a US 121 domestic flag and supplemental Airline flying the Airbus A320 family aircraft. GlobalX flies as a passenger ACMI and charter airline serving the US, Caribbean, European and Latin American markets. In Q1 2023, GlobalX completed DOT and FAA approvals for ACMI cargo service flying the A321 freighter. For more information, please visit www.globalxair.com.

Cautionary Note Regarding Forward-Looking Statements

This news release contains certain “forward looking statements” and “forward-looking information”, as defined under applicable United States and Canadian securities laws, concerning anticipated developments and events that may occur in the future. Forward-looking statements contained in this news release include, but are not limited to, statements with respect to the Company’s aircraft fleet size, the destinations that the Company intends to service, the expected delivery timelines for aircraft, future demand, increased block hours, future capacity estimates, future revenue expectations, expectations related to future debt or equity financing and contracted revenue.

In certain cases, forward-looking statements can be identified by the use of words such as “plans”, “expects” “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” suggesting future outcomes, or other expectations, beliefs, plans, objectives, assumptions, intentions or statements about future events or performance. Forward-looking statements contained in this news release is based on certain factors and assumptions regarding, among other things, the receipt of financing to continue airline operations, the accuracy, reliability and success of GlobalX’s business model; GlobalX’s ability to accurately forecast demand; GlobalX will be able to successfully conclude definitive agreements for transactions subject to LOI; the timely receipt of governmental approvals; the success of airline operations of GlobalX; GlobalX’s ability to successfully enter new geographic markets; the legislative and regulatory environments of the jurisdictions where GlobalX will carry on business or have operations; the Company has or will have sufficient aircraft to provide the service; the impact of competition and the competitive response to GlobalX’s business strategy; the future price of fuel, and the availability of aircraft. While the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include risks related to, the ability to obtain financing at acceptable terms, the impact of general economic conditions, risks related to supply chain and labor disruptions, failure to retain or obtain sufficient aircraft, domestic and international airline industry conditions, failure to conclude definitive agreements for transactions subject to LOI, the effects of increased competition from our market competitors and new market entrants, passenger demand being less than anticipated, the impact of the global uncertainty created by COVID-19, future relations with shareholders, volatility of fuel prices, increases in operating costs, terrorism, pandemics, natural disasters, currency fluctuations, interest rates, risks specific to the airline industry, risks associated with doing business in foreign countries, the ability of management to implement GlobalX’s operational strategy, the ability to attract qualified management and staff, labor disputes, regulatory risks, including risks relating to the acquisition of the necessary licenses and permits; risks related to significant disruption in, or breach in security of GlobalX’s information technology systems and resultant interruptions in service and any related impact on its reputation; and the additional risks identified in the “Risk Factors” section of the Company’s reports and filings with applicable Canadian securities regulators and the U.S. Securities and Exchange Commission. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in the forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements are made as of the date of this news release. Except as required by applicable securities laws, the Company does not undertake any obligation to publicly update any forward-looking statements. If GlobalX does update one or more forward-looking statements, no inference should be made that it will make additional updates with respect to those or other forward-looking statements.

JET: NEO	www.globalairlinesgroup.com	Page 8 of 8